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                                                                   Exhibit 10.29

                                                                  EXECUTION COPY

                              REVOLVING CREDIT NOTE

                                February 22, 2001

         FOR VALUE RECEIVED, and subject to the provisions of paragraph 1 and 2 below, VIA Wireless, LLC, a California limited liability company (the "Borrower"), hereby promises to pay to UbiquiTel Operating Company, a Delaware corporation (the "Lender"), the Advances under the Credit Agreement (as defined hereunder) made by the Lender to the Borrower, plus the sum of all accrued but unpaid interest on such Advances at the rate set forth below, in accordance with the terms and conditions of the Revolving Credit and Term Loan Agreement by and between the Borrower and the Lender of even date herewith (the "Credit Agreement"), in lawful money of the United States of America in immediately available funds, at its office located at One West Elm Street, 4th Floor, Conshohocken, Pennsylvania 19428. The amounts owing hereunder represent the aggregate unpaid principal amount of all Advances (as defined in the Credit Agreement) up to a maximum principal amount of TWENTY-FIVE MILLION DOLLARS ($25,000,000), plus accrued but unpaid interest thereon, or so much thereof as may be advanced or readvanced and remains unpaid. Interest shall accrue on the aggregate unpaid principal amount of the Advances at the rate per annum of fourteen percent (14%). Interest shall be based on a three hundred sixty-five
(365) day year, counting the actual number of days elapsed.

         This Note is the "Revolving Credit Note" described in the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions which the Advances evidenced hereby are made. All capitalized terms used in this Note and not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement. The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Credit Agreement will not affect the continuing validity of this Note or the Credit Agreement; the balance may be increased to the maximum principal amount as stated on the face of this Note prior to the Revolving Credit Loan Termination Date. Reference is also made to that certain Merger Agreement among the Borrower, the Lender and the other parties named therein.

         All Borrower's obligations to the Lender hereunder shall be repayable on the Revolving Credit Loan Termination Date or the Term Loan Termination Date as provided below:

1. If the Revolving Credit Loan Termination Date arises in connection with the Closing (as defined in the Merger Agreement), the Borrower's obligations to the Lender hereunder shall be forgiven and this Note shall be cancelled in its entirety without any payment of principal or interest thereon.

2. Upon termination of the Merger Agreement for any reason other than the Closing thereunder, the Note shall be automatically converted into the Term Note in the principal amount equal to the amount of all outstanding Advances plus all accrued and unpaid interest thereon, and unless an Event of Default under
Section 7.01 of the Credit Agreement or a termination of the Management Agreement pursuant to Section 6.2 thereof shall have occurred, the Borrower's obligations shall be due and payable on the Term Loan Termination Date; provided, however, that the aggregate outstanding amount of Advances in excess of $25,000,000 shall not be converted as of the Revolving Credit Loan Termination Date but shall be due and payable at such conversion. If an Event of Default under Section 7.01 of the Credit Agreement or a termination of the Management Agreement pursuant to Section 6.2 thereof shall have occurred, the Term Loan shall automatically accelerate and immediately become due and payable.

         The Borrower's obligations under this Note shall be absolute, irrevocable and unconditional and shall remain in full force and effect until the outstanding principal of and interest on this Note and all

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other obligations or amounts due hereunder and under the Credit Agreement shall have been indefeasibly paid in full in cash in accordance with the terms thereof and this Note shall have been canceled.

         The Lender is hereby authorized by the Borrower to endorse on this Note each Advance made by the Lender under this Note, the balance due at any time, and the amount of each payment or prepayment of principal of each such Advance received by the Lender; and such record, absent manifest error, shall be binding on the Borrower; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the obligations of the Borrower with respect to the Advances made hereunder, and payments of principal by the Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

         This Note is issued pursuant to the Credit Agreement, which shall govern the rights and obligations of the Borrower with respect to all obligations hereunder. If an Event of Default under the Credit Agreement shall occur and be continuing, the principal of and the accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement, or if the Management Agreement is terminated pursuant to Section 6.2 thereof the principal of and the accrued interest on this Note shall automatically become due and payable, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, the Credit Agreement and all applicable laws. The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. The Borrower promises to pay all costs and expenses of collection of this Note and to pay all reasonable attorneys' fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. No delay by the Lender in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.

         The Borrower acknowledges and agrees that this Note shall be governed by the laws of the State of Delaware, excluding conflicts of laws principles, even though for the convenience and at the request of the Borrower, this Note may be executed elsewhere.

         THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN FRESNO, CALIFORNIA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS NOTE; PROVIDED, HOWEVER, THAT IF FOR ANY REASON THE LENDER CANNOT AVAIL ITSELF OF THE COURTS OF CALIFORNIA, THE BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN PHILADELPHIA, PENNSYLVANIA. THE BORROWER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR THE CREDIT AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE BORROWER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

                           [SIGNATURE PAGE TO FOLLOW]

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                  IN WITNESS WHEREOF, the undersigned has executed this
REVOLVING CREDIT NOTE as of the date first set forth above.

                                   VIA WIRELESS, LLC

                                       By:
                                           --------------------------------
                                       Name:
                                       Title:























                    [SIGNATURE PAGE TO REVOLVING CREDIT NOTE]


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                                  SCHEDULE OF BORROWING
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     DATE:             ADVANCE               PAYMENT               BALANCE DUE:
                       DISBURSED BY          RECEIVED FROM
                       LENDER:               BORROWER:
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

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